Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax® Short TSLA Option Income Strategy ETF (CRSH)

YieldMax® Short Innovation Option Income Strategy ETF (OARD)

YieldMax® Short NVDA Option Income Strategy ETF (DIPS)

YieldMax® Short COIN Option Income Strategy ETF (FIAT)

YieldMax® Short AAPL Option Income Strategy ETF (ROTN)

Each listed on NYSE Arca, Inc.

September 18, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated February 28, 2025,

and where applicable a Fund’s Summary Prospectus

Effective on October 1, 2025, all references in the Funds’ summary prospectuses, prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a monthly or more frequent basis.

Please retain this Supplement for future reference.